VIMKT STAT&SUM SUP 110315

Statutory and Summary Prospectuses Supplement dated November 3, 2015

The purpose of this supplement is to provide you notice of anticipated changes to the current Statutory and Summary Prospectuses for Series I and Series II shares of Invesco V.I. Money Market Fund.

Important Notice Regarding Change in Fund Name and Investment Strategy for Invesco V.I. Money Market Fund

The Board of Trustees (the “Board”) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) recently approved repositioning the Invesco V.I. Money Market Fund (the “Fund”) as a government money market fund by changing its name and principal investment strategies. These approved changes were in connection with the U.S. Securities and Exchange Commission (“SEC”) amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, (“Amended Rule”) which governs money market funds and defines government money market funds. Accordingly, the following changes will be implemented effective on or about April 29, 2016:

1. The Fund will be renamed “Invesco V.I. Government Money Market Fund.”

2. The Fund will change from a prime money market fund to a government money market fund. Therefore, the principal investment strategies will change. The following paragraphs will be deleted from the investment strategy sections of the Prospectuses:

“The Fund invests primarily in high-quality U.S. dollar-denominated short-term debt obligations: (i) securities issued by the U.S. Government or its agencies; (ii) certificates of deposit, and time deposits from U.S. or foreign banks; (iii) repurchase agreements; (iv) commercial paper; (v) variable-rate demand notes; and (vi) cash equivalents.”

“The Fund may engage in repurchase agreement transactions that are collateralized by cash or government securities. In addition, it may engage in repurchase agreement transactions that are collateralized by nongovernment securities such as equity securities and securities that are rated investment grade and below investment grade by nationally recognized statistical rating organizations or unrated securities of comparable quality.”

“The Fund may invest up to 50% of its assets in U.S. dollar denominated foreign securities. Some of the Fund’s investments, although U.S. dollar-denominated, may be subject to foreign credit exposure.”

“The Fund may also invest in daily and weekly variable-rate demand notes.”

Additionally, the following paragraph will be added to the investment strategy sections of the Prospectuses:

“The Fund invests at least 99.5% of its total assets in cash, Government Securities, and repurchase agreements collateralized by cash or Government Securities. Government Security generally means any security issued or guaranteed as to principal or interest by the U.S. Government or certain of its agencies or instrumentalities, or any certificate of deposit of any of the foregoing.”

3. The corresponding prime money market fund risks will also be deleted.

The Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions. The Board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to the Amended Rule.

VIMKT STAT&SUM SUP 110315